SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

INGLES MARKETS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INGLES MARKETS, INCORPORATED

P.O. BOX 6676
ASHEVILLE, NORTH CAROLINA 28816

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 11, 2003

To the Stockholders of Ingles Markets, Incorporated:

      NOTICE IS HEREBY GIVEN that Ingles Markets, Incorporated will hold its 2003 Annual Meeting of Stockholders at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on February 11, 2003, at 1:00 P.M. local time, for the following purposes:

(1)	To elect nine directors to serve until the 2004 Annual Meeting of Stockholders; and

(2)	To transact any other business that may properly come before the meeting and any adjournment thereof.

      These items and other matters relating to the Annual Meeting are more fully discussed in the Proxy Statement that accompanies this notice.

      Holders of record of the Company’s Class A Common Stock, $.05 par value per share, and Class B Common Stock, $.05 par value per share, at the close of business on January 6, 2003, are entitled to receive notice of and to vote at the Annual Meeting. We will make available at the Company’s corporate offices a list of stockholders as of the close of business on January 6, 2003, for inspection during normal business hours during the ten-day period immediately preceding the Annual Meeting.

      Whether or not you expect to attend the Annual Meeting, please sign and date the accompanying proxy card(s) and return the proxy card(s) promptly in the enclosed postage paid reply envelope. Your prompt return of the proxy card(s) will help the Company prepare for the Annual Meeting. If you return an executed proxy card and later decide to attend the Annual Meeting, you may revoke your proxy at the meeting and vote your shares in person.

By Order of the Board of Directors

Robert P. Ingle
Chairman of the Board

Asheville, North Carolina

January 15, 2003

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

INGLES MARKETS, INCORPORATED

P. O. BOX 6676
ASHEVILLE, NORTH CAROLINA 28816

ANNUAL STOCKHOLDERS MEETING

February 11, 2003
Grove Park Inn
290 Macon Avenue
Asheville, North Carolina 28804

PROXY STATEMENT

      The Board of Directors of Ingles Markets, Incorporated (the “Company”) furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2003 Annual Meeting of Stockholders of the Company. The meeting will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on Tuesday, February 11, 2003, at 1:00 p.m., local time, for the purposes set forth in the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. The proxies also may be voted at any adjournments or postponements of the meeting. The Company is sending this Proxy Statement to each holder of record of the Company’s Class A Common Stock, $.05 par value per share (“Class A Common Stock”) and Class B Common Stock, $.05 par value per share (“Class B Common Stock”) as of January 6, 2003, the record date for the meeting (the “Record Date”). Class A Common Stock and Class B Common Stock are sometimes referred to collectively in this Proxy Statement as “Common Stock.”

      The Company’s principal executive offices are located at 2913 U.S. Highway 70 West, Asheville (Black Mountain), North Carolina 28711. This Proxy Statement and the accompanying forms of proxy are first being sent or given to Stockholders on or about January 15, 2003.

Execution and Revocation of Proxies

      If a stockholder completes and signs one of the enclosed proxies as instructed and returns the proxy to the Secretary of the Company in care of the Company’s transfer agent, Wachovia Bank, N.A., so that it is received at or before the Annual Meeting, the shares of Common Stock represented by the proxy will be voted at the Annual Meeting in accordance with the instructions on the proxy. Proxies that are not properly executed or are not received by the Secretary at or before the Annual Meeting will not be effective.

      A duly authorized person should sign each proxy on the stockholder’s behalf if the stockholder is a corporation or partnership. If the shares of Common Stock represented by a proxy are registered in more than one name, each registered owner should sign the proxy. If an authorized person executes the proxy pursuant to a power of attorney or as an executor, administrator, trustee or guardian, the person should include his or her full title on the proxy and enclose a certificate or other evidence of appointment with the proxy when delivering it to the Secretary. Proxies that are not properly executed will not be effective.

      A stockholder can revoke a proxy at any time prior to the exercise of the authority granted under that proxy. A proxy may be revoked by a stockholder in any of the following ways:

•	by attending the Annual Meeting and giving oral notice of the stockholder’s election to vote in person;

•	by delivering to the Secretary an instrument revoking the proxy; or

•	by delivering a later-dated, properly executed proxy with respect to shares covered by the original proxy.

Action to Be Taken under the Proxy Cards

      Unless instructed otherwise on a proxy, shares of Common Stock represented by a properly executed proxy will be voted at the Annual Meeting “For” the election of each of the Board of Directors nominees named under the heading “Election of Directors.” As of the date of this Proxy Statement, the Company’s management knows of no other matter to be brought before the Annual Meeting. Should any other matter properly come before the Annual Meeting, all shares of Common Stock represented by effective proxies will be voted, at their discretion, by the persons acting under such proxies.

Voting Rights

      Only holders of record of shares of Class A Common Stock or Class B Common Stock at the close of business on the Record Date are entitled to vote at the meeting or adjournments or postponements of the meeting. At the close of business on the Record Date, there were 10,190,857 shares of Class A Common Stock and 12,596,882 shares of Class B Common Stock outstanding.

      Quorum Requirements. The presence in person or by proxy of holders of a majority of the outstanding shares of Class A Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class A Common Stock. The presence in person or by proxy of holders of a majority of the outstanding shares of Class B Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class B Common Stock. If holders of a majority of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock are present at the Annual Meeting in person or by proxy, a quorum will be present for purposes of voting on any other matter that may be presented at the Annual Meeting. Abstentions with respect to a proposal and broker non-votes are counted for purposes of establishing a quorum. A broker non-vote occurs if a broker does not receive instructions from the beneficial owner of shares held in street name for certain types of proposals and the broker indicates it does not have authority to vote such shares.

      Election of Directors. If a quorum of each class is present at the Annual Meeting, the holders of Class A Common Stock, voting as a class, will elect three directors, and the holders of Class B Common Stock, voting as a class, will elect six directors. Each stockholder will have one vote for each share of Common Stock held by the stockholder as of the Record Date. Pursuant to the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

      Because the Company was a public corporation on the Record Date, cumulative voting will not be applicable to the election of directors at the Annual Meeting.

      Other Matters. Unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act, holders of Class A Common Stock and Class B Common Stock would vote as a single class with respect to any other matter that may be voted upon at the Annual Meeting. In any such vote, stockholders would be entitled to one vote for each share of Class A Common Stock held as of the Record Date and ten votes for each share of Class B Common Stock held as of the Record Date. For purposes of any such vote, if a quorum is present, a proposal will pass if the votes cast “for” the action exceed the votes cast “against” the action, unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act. Shares not voted with respect to any such matters (whether by abstention or broker non-vote) would not be included in vote totals and would not impact the vote. As of the date of this Proxy Statement, the Company knows of no matters other than the election of directors to be presented for action at the Annual Meeting.

ELECTION OF DIRECTORS

      Each member of the Board of Directors (the “Board”) is elected for a term of one year and until their successors are elected and qualified or until their earlier death, resignation or removal from office.

      The Company’s Articles of Incorporation and Bylaws provide that the Board may from time to time fix by resolution the number of directors that constitutes the Board, which shall be not less than five nor more than eleven. The Board has determined by resolution that the number of directors will be fixed at nine until the 2004 Annual Meeting; provided that if a replacement to fill the vacancy created by Mr. Fisher’s retirement, as discussed below, is identified prior to the 2004 Annual Meeting, the Board intends to increase the number of directors and elect such replacement to fill the vacancy created, until such 2004 Annual Meeting. In accordance with the Company’s Articles of Incorporation and Bylaws, three of the nine directors will be elected by a vote of the holders of the Class A Common Stock and the remaining six directors will be elected by a vote of the holders of the Class B Common Stock.

Identification of Directors and Executive Officers

      The Board has nominated, and recommends a vote FOR, John O. Pollard, J. Alton Wingate and Charles L. Gaither as directors to be elected by the holders of the Class A Common Stock and Robert P. Ingle, Anthony S. Federico, Robert P. Ingle, II, Charles E. Russell, Laura Ingle Sharp and Brenda S. Tudor as directors to be elected by the holders of the Class B Common Stock.

      All of these nominees are currently directors. Vaughn C. Fisher will retire from the Board effective at the upcoming annual meeting and, accordingly, will not stand for re-election. We wish to express our thanks to Mr. Fisher for his valuable service to the Company. Proxies received by the Board will be voted “For” the election of all of the nominees unless stockholders specify a contrary choice in their proxy. It is not anticipated that any nominee for election as a director will become unable to accept the nomination, but if such an event should occur the person or persons acting under the proxies will vote for any substitute nominee who may be designated by the Board. The person or persons acting under the proxies will vote for no more or fewer than nine nominees, unless the Board votes to change the number of directors, or fewer than nine individuals are nominated at the Annual Meeting.

      The biographical information set forth below was furnished by each named director and executive officer of the Company. Except as otherwise indicated, each such person has been engaged in his or her most recent occupation or employment for more than five years.

DIRECTORS AND EXECUTIVE OFFICERS

Robert P. Ingle	Mr. Ingle has served as Chairman of the Board and Chief Executive Officer since the Company was incorporated in 1965. In light of the retirement of Vaughn C. Fisher as the President of the Company, Mr. Ingle has served as acting President since December 23, 2002, a position that he also held from 1965 until 1982. Mr. Ingle also serves on the Asheville Board of Directors Advisory Board of Wachovia Bank, N.A. Mr. Ingle is 69.

H. James Brabson	Mr. Brabson has served as Vice President-Store Operations since January 1997. He joined the Company in 1972 and held various positions until 1984 when he became a District Manager. Mr. Brabson is 55.

Timothy A. Davey	Mr. Davey has served as a bakery director since he joined the Company in July 1994 and was elected Vice President-Bakery in August 1995. Mr. Davey served as Director of Bakery Operations for Kash n’ Karry Food Stores, Inc., a regional supermarket chain, from 1989 until 1994. From 1978 to 1989, he was employed by the Kroger Company in a variety of positions. Mr. Davey is 46.

Anthony S. Federico	Mr. Federico has served as a director of the Company since May 1991 and as Vice President-Non-Foods since October 1992. Prior to joining the Company in October 1992, he served as President of Ultimate Food Sales, Inc., a food brokerage company based in Asheville, North Carolina, which he founded in 1985. Mr. Federico is 43.

Charles L. Gaither, Jr.	Mr. Gaither has served as a director of the Company since February 2002. In July 1998, Mr. Gaither was elected President of Milkco, Inc., a subsidiary of the Company that processes, packages and distributes milk, fruit juices and spring water. Mr. Gaither was previously Vice President and General Man-

ager of Milkco from 1987 to 1998 and served as Assistant General Manager of Milkco from 1985 to 1987. Mr. Gaither is 59.

Nancy L. Hughes	Ms. Hughes joined the Company in January 1997 and has served as Vice President-Deli since February 1997. Prior to joining the Company, Ms. Hughes served as Bakery Buyer/ Corporate Merchandiser for BI-LO, Inc., a supermarket chain where she was employed from 1989 until January 1997. She was previously employed by the Company from 1979 until 1989 in a variety of positions. Ms. Hughes is 43.

Robert P. Ingle, II	Robert P. Ingle, II, has served as a director of the Company since February 1997. He has been employed by the Company since 1985 and has served as Vice President-Operations since February 1996. Mr. Ingle has held various positions with the Company, including management of new store development, store design, construction, training and development. Mr. Ingle is 34.

Gordon S. Myers	Mr. Myers has served as Vice President-Real Estate since he joined the Company in March 1993. Prior to joining the Company, he was President of Commercial Developers, Inc., a real estate company, where he consulted with the Company on matters relating to real estate. Mr. Myers is chairman of Advantage West, a Western North Carolina regional economic development commission, and of the North Carolina Economic Development Board. Mr. Myers is 58.

J. Thomas Outlaw, Jr.	Mr. Outlaw has been employed by the Company in various capacities since joining in 1977, including Vice President-Produce, Vice President-Frozen Food, District Manager, Produce Merchandiser, and Dairy Merchandiser. He has served as Vice President-Sales Manager since August 1995. Prior to joining the Company, Mr. Outlaw served as Director of Produce for BI-LO, Inc. where he was employed from 1969 through 1976. Mr. Outlaw is 56.

John O. Pollard	A director of the Company since 1987, Mr. Pollard has been managing partner of the Charlotte, North Carolina Office of the law firm of McGuireWoods, LLP since January 1998. Prior to that time, he was a partner in the Charlotte law firm of Blakeney & Alexander with which he was affiliated since 1973 and which was acquired by McGuireWoods in 1998. Mr. Pollard is 65.

Charles E. Russell	Mr. Russell has served as a director of the Company since May 2001. Mr. Russell has been a principal with Painter, Russell & Associates, PLLC, certified public accountants, since October 1992. Mr. Russell is 64.

Laura Ingle Sharp	The Company’s “Laura Lynn” private label products are named after Ms. Sharp. She has been a director of the Company since February 1997. She has also served the Company in several capacities on a full-time and part-time basis since 1975, including appearances in advertisements promoting the Company’s private label products. Ms. Sharp is 46.

Leonard E. Tasler	Mr. Tasler has served as Vice President-Produce since he joined the Company in March 1993. Prior to joining the Company, he served as Senior Produce Buyer for Safeway Stores, Inc., a national supermarket chain, in its Omaha, Phoenix and Denver divisions from 1973 through 1993. Mr. Tasler is 48.

Brenda S. Tudor	Ms. Tudor has served as a director and as Vice President-Finance, Chief Financial Officer and Treasurer of the Company since February 1998. She joined the Company in 1984 and served as general accounting manager until

1988 when she became Controller and Secretary of the Company. Before she joined the Company, Ms. Tudor worked in public accounting for five years. She is a certified public accountant. Ms. Tudor is 45.

J. Alton Wingate	A director of the Company since 1987, Mr. Wingate is Chairman and Chief Executive Officer of Community Bank & Trust-Cornelia, Georgia, where he has been employed as an executive officer since 1977. He also serves as Chairman, President, Chief Executive Officer and a director of Financial Supermarkets, Inc. (which provides consulting services in connection with the placement of banks within supermarkets), and as Chairman, President and Chief Executive Officer of Community Bankshares, Inc. Mr. Wingate also serves as Chairman and a director of Community Bank & Trust-Alabama and Community Bank & Trust-Troup, Georgia. Mr. Wingate is 63.

OTHER OFFICERS OF THE COMPANY

Cynthia L. Brooks	Ms. Brooks joined the Company in September 1998 and was elected Vice President-Human Resources in November 1998. From November 1992 until September 1998 she was Vice President-Administration for Thomas & Howard Company of Asheville, Inc., which handled distribution for the Company. Ms. Brooks is 40.

Florence S. Dimenna	Ms. Dimenna has served as Secretary and Controller since February 2001. Ms. Dimenna joined the Company as Special Projects Manager in November 1999. Prior to joining the Company, Ms. Dimenna was Director of Corporate Accounting for The York Group, Inc., a casket manufacturer. From 1981 until 1997 she was Director of Financial Reporting for Service Corporation International, a funeral home consolidator. Ms. Dimenna is 44.

Nathan C. Fisher	Mr. Fisher was named Vice President-Frozen Foods in May 2000. Mr. Fisher joined the Company in November 1979 and has served in various capacities including store manager and frozen food director. Mr. Fisher is 42.

William Randolph Jameson	Mr. Jameson joined the Company in September 1998 and was elected Vice President-Distribution in November 1998. Prior to that time, he was President of Thomas & Howard Company of Asheville, Inc., which handled distribution for the Company. Mr. Jameson is 45.

      Robert P. Ingle, II and Laura Ingle Sharp are the son and daughter, respectively, of Robert P. Ingle. Anthony S. Federico is the son-in-law of Robert P. Ingle and the brother-in-law of Robert P. Ingle, II and Laura Ingle Sharp. There are no other family relationships among any of the directors or executive officers of the Company.

Committees of the Board of Directors

      The Board had three standing committees during fiscal 2002: an Executive Committee, an Audit/Compensation Committee and a Human Resources Advisory Committee. The Company did not have a separate nominating committee during fiscal 2002.

      The Executive Committee. The Executive Committee can exercise the powers of the full Board between meetings of the Board, except for powers that may not be delegated to a committee of the Board under the North Carolina Business Corporation Act. During fiscal 2002, the Executive Committee consisted of Messrs. Robert P. Ingle, Vaughn C. Fisher and Brenda S. Tudor.

      The Audit/ Compensation Committee. The Board has established, through the Company’s Bylaws, an Audit/Compensation Committee. When acting in its capacity as Audit Committee, this committee acts under the authority of and has the responsibilities described in the Company’s Audit Committee Charter. In this capacity, during fiscal 2002, the Board had empowered the Audit Committee to:

•	recommend the appointment or removal of the Company’s independent auditors;

•	review the scope and results of the independent audit of the Company;

•	review audit fees; and

•	review changes in accounting policies that have a significant effect on the Company’s financial reports.

      Following the end of fiscal 2002, the Board amended the Audit Committee Charter to reflect the requirements of the Sarbanes-Oxley Act of 2002 with respect to the responsibilities of audit committees. The amended and restated charter is attached hereto as Appendix A.

      When the committee is acting as the Compensation Committee, the Board has empowered the committee to:

•	approve compensation levels and increases in compensation of each executive officer and of other employees of the Company whose annual base salary is in excess of $100,000; and

•	approve all incentive payments to executive officers and any incentive payments in excess of $25,000, paid in cash or property, in any calendar year to any other employee.

      Furthermore, the committee, when acting as the Compensation Committee, also administers the Company’s employee benefit plans and other compensation matters where independent, disinterested administration is required by applicable tax or securities laws and regulations. Where such laws or regulations require that grants or awards under the Company’s stock-based employee benefit plans be made by the full Board or by a committee of non-employee or outside directors, the committee or the Board, as appropriate, makes such decisions.

      During fiscal 2002, the Audit/Compensation Committee consisted of Messrs. Pollard, Russell and Wingate. As noted below, the Board has determined that the members of the Audit/Compensation Committee are independent for purposes of the Sarbanes-Oxley Act and the current Nasdaq Marketplace Rules.

      The Human Resources Advisory Committee. The Human Resources Advisory Committee was established in August 1998 to oversee certain of the Company’s human resources compliance policies and programs. Ms. Tudor, Ms. Sharp and Mr. Wingate are members of this committee.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      All compensation decisions made during fiscal 2002 that were not made exclusively by the Board or the Audit/Compensation Committee were made by the Chief Executive Officer, in certain instances in consultation with the President and Chief Operating Officer. Messrs. Pollard, Russell and Wingate, who are the members of the Audit/Compensation Committee, were not officers or employees of the Company or its subsidiaries during fiscal 2002 or any prior fiscal year.

      While Messrs. Pollard and Wingate do not have any employment relationship with the Company, they do have certain other relationships with the Company. Mr. Pollard is managing partner of the Charlotte, North Carolina, office of the law firm of McGuireWoods, LLP which, from time to time, handles labor matters for the Company. During fiscal 2002, the Company accrued approximately $214,000 in fees for services rendered by that firm. Mr. Wingate is Chairman, Chief Executive Officer and President of Community Bankshares, Inc. and is an officer and director of its subsidiaries, Financial Supermarkets, Inc. and Community Bank & Trust. Financial Supermarkets, Inc. provides consulting services to the Company in connection with the placement of banks within the Company’s supermarkets. During fiscal 2002, the Company paid approximately $115,000 in fees for services rendered by Financial Supermarkets, Inc.

      The Company believes that the transactions described above between the Company and each of McGuireWoods, LLP and Financial Supermarkets, Inc. have been and will continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in transactions negotiated at arms-length.

      See also “CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS.”

Meetings of the Board of Directors and Committees

      The Board held four formal meetings during fiscal 2002. The Executive Committee held no formal meetings during fiscal 2002, but met on an informal basis. The Audit/Compensation Committee held four formal meetings during fiscal 2002, and met on an informal basis during board meetings. The Human Resources Advisory Committee held no formal meetings during fiscal 2002, but received updates on human resource issues as needed at quarterly Board meetings. Each director attended at least 75% of all meetings of the Board and of the committees of the Board on which he or she served during fiscal 2002. See “Committees of the Board of Directors.”

      Directors who were not officers of the Company received a fee of $500 for each Board meeting they attended in person in fiscal 2002.

Corporate Governance Enhancements

      On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. Management and directors of the Company have met with outside counsel and the Company’s independent auditors to discuss the application of the Sarbanes-Oxley Act to the Company, to review processes that are already in place and to discuss implementation of new policies to comply with the requirements of the act, as well as additional proposed Nasdaq Marketplace Rules, as they become effective.

      The Board has determined that all of the current members of the Audit/Compensation Committee are independent for purposes of Section 301 of the Sarbanes-Oxley Act and the current Nasdaq Marketplace Rules. Directors who would not be considered independent under the current Nasdaq Marketplace Rules are:

•	any director who accepts any compensation from the Company in excess of $60,000 during the previous fiscal year;

•	any director who is a member of the immediate family of an individual who is, or has been in the past three years, employed by the Company as an executive officer;

•	any director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments that exceed the greater of (i) 5% of the Company’s consolidated gross revenues for that year, or (ii) $200,000, in any of the past three years, or

•	any director who is employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee.

      The Board has also determined that the Audit/Compensation Committee contains one or more persons meeting the requirements of the Sarbanes-Oxley Act regarding financial expertise.

AUDIT COMMITTEE REPORT

      The Audit/Compensation Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit/Compensation Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant adjustments, and the clarity of disclosures in the financial statements.

      The Audit/Compensation Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit/Compensation Committee under generally accepted auditing standards. In addition, the Audit/Compensation Committee has discussed with the independent auditors the auditors’ independence from management and the Company including matters in the written disclosures required by the Independence Standards Board and considered the compatibility of any nonaudit services performed with the auditors’ independence.

      The Audit/Compensation Committee discussed with the independent auditors the overall scope and plans for their respective audits. The Audit/Compensation Committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit/Compensation Committee held four meetings during fiscal 2002.

      In reliance on the reviews and discussions referred to above, the Audit/Compensation Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 28, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board has also approved the selection of the Company’s independent auditors for fiscal 2002 and the Committee has approved such selection for fiscal 2003.

SUBMITTED BY:

THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard	Charles E. Russell	J. Alton Wingate

EXECUTIVE COMPENSATION

Report on Executive Compensation

      The Audit/Compensation Committee was responsible for administering executive compensation during fiscal 2002. The duties of this committee are set forth on page 5 under the heading “Committees of the Board of Directors — Audit/Compensation Committee.” This report describes the compensation policies established by the Committee for the executive officers of the Company.

      Executive Compensation Policies. The Company’s Chief Executive Officer periodically reviews the compensation paid by the Company to its executive officers and other employees. Based on the Company’s general performance and that of the individual executive officer, he makes final subjective determinations (in certain instances in consultation with the President and Chief Operating Officer) with respect to any changes to be made to that compensation. Bonuses paid to officers of the Company’s subsidiary, Milkco, Inc., are based on established quantitative measurements of Milkco’s performance.

      Neither the full Board nor the Audit/Compensation Committee generally reviews or ratifies the Chief Executive Officer’s decisions relating to executive compensation unless otherwise required by the Company’s Bylaws, by resolutions adopted by the Board or by the North Carolina Business Corporation Act. Decisions are made by the Board or the Audit/Compensation Committee if such decisions require the adoption of documents relating to employee benefit plans or programs. In addition, the Audit/Compensation Committee is required by resolution to approve any increases in compensation that the Company will pay to an employee whose base salary is in excess of $100,000, all incentive compensation that the Company will pay to executive officers and any incentive payments that the Company will pay to any other employee in excess of $25,000. Decisions about grants or awards under the Company’s stock-based employee benefit plans have been made either by the Audit/Compensation Committee or by the Board, as appropriate, where Rule 16b-3 of the Securities Exchange Act 1934, as amended (the “Exchange Act”), or Section 162(m) of the Internal

Revenue Code requires that such grants or awards be made by the full Board or by a committee of “non-employee” or “outside directors.” See “Committees of the Board of Directors.”

      The Internal Revenue Code generally provides that corporate deductions will be disallowed for annual compensation in excess of $1 million paid to certain executive officers of publicly held corporations. “Performance-based” compensation is excluded from the cap. Although the $1 million compensation deduction cap would be applicable to the executive officers named in the “SUMMARY COMPENSATION TABLE” their compensation levels for fiscal 2002 were substantially below the cap. Nevertheless, the Chief Executive Officer and the Audit/Compensation Committee, as appropriate, intend to consider the Internal Revenue Code’s compensation deductibility cap when they determine compensation levels and to evaluate appropriate alternatives to mitigate any adverse impact this limitation may have on the deductibility of executive compensation paid by the Company and its subsidiaries.

      Salaries and Cash Incentive Bonus Awards. In fiscal 2002, Mr. Robert P. Ingle received a salary of $170,045 and no bonus, which was substantially unchanged from compensation paid to him in fiscal 2001. His current salary is $100,000 per year. Payment of Mr. Robert P. Ingle’s salary was approved by the Audit/Compensation Committee. Mr. Ingle and the Audit/Compensation Committee believe the compensation paid to Mr. Ingle in fiscal 2002 is on the low end of competitive compensation paid to other chief executive officers in the industry.

      Other executive officers of the Company received a salary and bonus, the amounts of which were determined by Mr. Ingle or the President and Chief Operating Officer, as appropriate, and approved by the Audit/Compensation Committee. The bonus paid to Mr. Gaither, President of the Company’s subsidiary, Milkco, Inc., was based on a pre-determined quantitative formula. He received a bonus equal to a percentage of Milkco’s earnings before taxes and payment of the bonus. All other executive officers’ bonuses were subjectively determined.

      Amended and Restated 1997 Nonqualified Stock Option Plan. In 1997 the Board and Stockholders adopted the Ingles Markets Incorporated 1997 Non-Qualified Stock Option Plan, and in 2002, the Board and Stockholders approved certain amendments to the plan by adopting the Ingles Markets, Incorporated Amended and Restated 1997 Nonqualified Stock Option Plan (the “Amended and Restated 1997 Plan”). Under the Amended and Restated 1997 Plan, options to purchase up to 8,000,000 shares of Class A Common Stock may be granted. The purposes of the Amended and Restated 1997 Plan are to attract, retain and motivate officers, key employees and directors of the Company, as well as officers and key employees of the Company’s subsidiaries and to provide incentives and rewards for superior performance. The Company may grant options under the Amended and Restated 1997 Plan to officers or key employees of the Company or any of its subsidiaries or to anyone who agrees to be an officer or key employee no more than 90 days before the date the options are granted. Furthermore, the Company may grant options to directors who are not employees of the Company, provided that such individuals are serving as directors on the date the options are granted.

      The Audit/Compensation Committee or the Board, as appropriate (in its sole discretion subject to the terms of the Amended and Restated 1997 Plan) determines the following pursuant to the Amended and Restated 1997 Plan:

•	the number of shares of Class A Common Stock that are subject to each option granted;

•	the exercise price for each option;

•	the dates on which options are granted, become exercisable and expire; and

•	any other conditions to which the options will be subject.

      If an optionee’s employment is terminated for any reason other than death, material disability or retirement with the consent of the Company, any portion of the option that has not been previously exercised will terminate immediately. If the optionee dies while employed or within a period of three months after any termination of employment as a result of a material disability or retirement with the consent of the Company, the option may be exercised, at any time within the three-month period after the optionee’s death, by the executor or administrator of the optionee’s estate or by persons who have acquired the option directly from the optionee by bequest or inheritance. If the optionee’s employment is terminated due to a material disability or retirement with the consent of the Company, the optionee will have the right to exercise the option at any time within the three-month period after such termination.

      The Amended and Restated 1997 Plan provides that in the event a Change of Control of the Company, as defined under the Amended and Restated 1997 Plan, should occur, the Audit/Compensation Committee or the Board, as appropriate, may (in its sole discretion subject to the terms of the Amended and Restated 1997 Plan), take one or more of the following actions as they deem appropriate in connection with such Change of Control:

•	accelerate the exercise date of any outstanding option by making any or all outstanding options fully vested and exercisable and providing for the expiration and cancellation of such options upon completion of such Change of Control;

•	provide for the payment of cash to any or all owners of options in exchange for the required cancellation of their outstanding options; and

•	make any other adjustments or amendments to the Amended and Restated 1997 Plan and outstanding options as they shall deem necessary and appropriate.

      No stock options were granted to executive officers of the Company during fiscal 2002.

      Investment/Profit Sharing Plan. The Company maintains the Ingles Markets, Incorporated Investment/Profit Sharing Plan (the “Profit Sharing Plan”) to provide retirement benefits to eligible employees. The Profit Sharing Plan includes 401(k) and discretionary employer matching contribution features. The assets of the Profit Sharing Plan are held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant. The Board, in its discretion, quarterly determines the amount of any Company contributions, including the amount of any matching contributions to be made based on participants’ 401(k) contributions for the quarter.

      Employees who participate in the Profit Sharing Plan may contribute to their 401(k) account between one percent and fifty percent (in increments of one percent) of their compensation by way of salary reductions that cannot exceed a maximum amount that varies annually in accordance with the Internal Revenue Code. The Company also makes available to Profit Sharing Plan participants the ability to direct the investment of their 401(k) accounts (including the Company’s matching contributions) in various investment funds, including a fund holding Class A Common Stock of the Company.

      The Company’s contributions to the participants’ profit sharing accounts are held in a separate fund (the “Ingles Fund”) that invests primarily in shares of the Company’s Class B Common Stock and also includes cash reserves to facilitate distributions from the fund. See “SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS” regarding the shares of Class B Common Stock held by the Profit Sharing Plan.

      The Company contributed $784,000 to the Profit Sharing Plan during fiscal 2002. These contributions were allocated to the matching contribution accounts in each participant’s 401(k) accounts. The Company’s contributions to each of the executive officers named in the Summary Compensation Table are reflected in the last column of that table. As of September 28, 2002, all of the Company’s executive officers who are named in the Summary Compensation Table and who had account balances under the Profit Sharing Plan were 100% vested in their accounts. Participants’ interests in contributions allocated to their accounts vest over six years.

      Life Insurance. The Company maintains, at its expense, for the benefit of each of its full-time employees life insurance policies in amounts up to $150,000 based on the W-2 compensation of the employee. The premiums paid by the Company for the benefit of the executive officers named in the Summary Compensation Table are included in the last column of that table.

SUBMITTED BY:
THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard	Charles E. Russell	J. Alton Wingate

Executive Compensation Summary

      The following tables set forth information concerning the compensation of the Company’s Chief Executive Officer and each of its other four most highly compensated executive officers at the end of fiscal 2002.

SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation
	Annual Compensation			Awards

				Securities Underlying	All Other
Name and Principal	Fiscal	Salary	Bonus	Options/SARs	Compensation
Position during 2002	Year	($)	($)	(#)(1)	($)(2)

Robert P. Ingle	2002	170,045	—	—	2,413
Chairman, Chief Executive	2001	170,045	—	—	2,389
Officer and	2000	170,045	—	—	2,111
Acting President

Vaughn C. Fisher	2002	350,000	25,000	—	4,533
Former President and	2001	350,000	25,000	—	3,208
Chief Operating Officer	2000	350,000	25,000	210,000	4,171

Charles L. Gaither, Jr.	2002	100,000	271,376	—	2,729
President, Milkco, Inc.	2001	100,000	199,466	—	3,326
	2000	100,000	162,505	10,500	2,668

Anthony S. Federico	2002	130,000	60,000	—	2,643
Vice President — Non-Foods	2001	130,000	60,000	—	2,654
	2000	130,000	61,557	105,000	2,164

Brenda S. Tudor	2002	150,020	30,000	—	2,534
Vice President Finance,	2001	150,020	30,000	—	2,473
Chief Financial Officer and	2000	141,395	26,695	105,000	1,590
Treasurer

(1)	Each award represents the grant by the Company of an option to purchase shares of Class A Common Stock pursuant to the Amended and Restated 1997 Plan.

(2)	Includes contributions to the Profit Sharing Plan on behalf of the named individuals in the following amounts for 2002: Mr. Ingle, $2,080; Mr. Fisher, $4,200; Mr. Gaither, $2,396; Mr. Federico, $2,310 and Ms. Tudor, $2,201. Also includes $333 in premiums paid by the Company for the benefit of each of the named individuals for term life insurance.

OPTION/ SAR GRANTS IN LAST FISCAL YEAR

      No options or SARs were granted to the executive officers listed in the Summary Compensation Table during fiscal 2002.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/SAR VALUES

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the-Money
			Options/SARs at	Options/SARs at
	Shares		Fiscal Year-End	Fiscal Year-End
	Acquired on	Value
	Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable (#)(1)	Unexercisable ($)(1)

Robert P. Ingle	—	—	0/0	$0/$0
Vaughn C. Fisher	148,200	$375,168 (2)	0/0	$0/$0
Charles L. Gaither, Jr.	—	—	10,000/10,500 (3)	$0/$14,673 (3)
Anthony S. Federico	—	—	0/205,000 (4)	$0/$192,738 (4)
Brenda S. Tudor	—	—	100,000/105,000 (5)	$0/$146,738 (5)

(1)	Represents options to purchase shares of Class A Common Stock pursuant to the 1997 Amended and Restated Plan. The fair market value of the Class A Common Stock on September 27, 2002 was $10.96 per share.

(2)	The option exercised had an exercise price of $9.5625 per share. On the dates of exercise, the fair market values of the Class A Common Stock averaged $12.15 per share.

(3)	Includes options for 10,000 shares exercisable at $14.00 per share during the one-year period beginning February 18, 2002, and 10,500 shares exercisable at $9.5625 per share during the one-year period beginning May 19, 2003.

(4)	Includes options for 100,000 shares exercisable at $10.50 per share during the one-year period beginning October 13, 2003, and 105,000 shares exercisable at $9.5625 per share during the one-year period beginning May 19, 2003.

(5)	Includes options for 100,000 shares exercisable at $14.00 per share during the one- year period beginning February 18, 2002, and 105,000 shares exercisable at $9.5625 per share during the one-year period beginning May 19, 2003.

STOCK PRICE PERFORMANCE GRAPH

      In accordance with the rules and regulations of the Securities and Exchange Commission, set forth below are a graph and accompanying tables comparing the cumulative total stockholder return on the Class A Common Stock to the cumulative total return of (i) the S&P 500 Comprehensive-Last Trading Day Index and (ii) a peer group of companies in the Company’s line of business (the “Peer Group”) for the five-year period ended September 28, 2002. The Company’s peer group consists of the following companies: Marsh Supermarkets, Inc., Fresh Brands, Inc., Wild Oats Markets, Inc., Ruddick Corporation, Weis Markets, Inc. and Winn-Dixie Stores, Inc.

      The graph and table assume that $100 was invested after the close of the market on September 27, 1997, and that dividends were reinvested quarterly. Returns of the companies included in the Peer Group have been weighted according to each company’s stock market capitalization at the beginning of each section for which a return is presented.

INGLES MARKETS, INCORPORATED

COMPARATIVE RETURN TO STOCKHOLDERS

INDEXED RETURNS OF INITIAL $100 INVESTMENT*

Company/Index	1998	1999	2000	2001	2002

Ingles Markets, Incorporated
Class A Common Stock	$95.34	$112.61	$99.79	$115.02	$108.52

S&P 500 Comprehensive -
Last Trading Day Index	$109.05	$139.36	$157.88	$115.85	$92.12

Peer Group	$106.54	$95.84	$66.24	$55.77	$63.34

*	Assumes $100 invested in the Class A Common Stock of Ingles Markets, Incorporated after the close of the market on September 27, 1997.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth the number of shares of Class A Common Stock and Class B Common Stock owned beneficially as of December 1, 2002, by each director and nominee for director, each of the executive officers of the Company named in the “SUMMARY COMPENSATION TABLE,” all directors and executive officers as a group, and each person known by the Company to be a beneficial owner of more than five percent (5%) of either class of the outstanding Common Stock. The table also sets forth the percentage of each class of Common Stock held by such stockholders. Except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to the Common Stock listed.

	Number of Shares				Percentage of
	Owned Beneficially				Common Stock

Name	Class A		Class B		Class A		Class B

Robert P. Ingle(1)	200,000		11,797,641	(2)(3)	54.6	% (2)(4)	93.7	% (2)(3)
Anthony S. Federico(1)	104,700		138,075		2.4	% (4)	1.1%
Vaughn C. Fisher(1)	23,000		1,749,041	(2)	14.8	% (2)(4)	13.9	% (2)
Robert P. Ingle, II(1)	92,500		154,950		2.4	% (4)	1.2%
John O. Pollard(1)	100		0		*		—
Charles E. Russell(1)	348	(5)	0		*		—
Laura Ingle Sharp(1)	1,716	(6)	79,725		*	(4)	*
Brenda S. Tudor(1)	100,000	(7)	1,749,191	(2)	15.5	% (2)(4)	13.9	% (2)
J. Alton Wingate(1)	1,100		150		*	(4)	*
Charles L. Gaither, Jr.(1)	12,096	(8)	0		*		—
Mario J. Gabelli, et al(9)	967,000	(10)	0		9.5	% (10)	—
Dimensional Fund Advisors, Inc. (11)	705,300	(12)	0		6.9	% (12)	—
All Directors and Executive Officers as a group (17 persons)	937,575		12,170,691	(2)	58.6	% (2)(4)	96.6	% (2)
Total Shares Outstanding	10,190,857		12,596,882		100.0%		100.0%

*	Less than 1%.

(1)	The address of this beneficial owner is P.O. Box 6676, Asheville, North Carolina 28816.

(2)	Includes the 1,749,041 shares of Class B Common Stock held by the Company’s Investment/Profit Sharing Plan and Trust, of which Ms. Tudor and Messrs. Ingle and Fisher are trustees. The trustees have sole voting power and dispositive power with respect to such shares. However, Ms. Tudor and Messrs. Ingle and Fisher disclaim beneficial ownership of such shares.

(3)	Includes 48,600 shares of Class B Common Stock held by Mr. Ingle’s wife, with respect to which Mr. Ingle disclaims any beneficial ownership interest.

(4)	Each share of Class B Common Stock is convertible, at any time at the option of the holder, into one share of Class A Common Stock. If the holder of any shares of Class B Common Stock transfers the shares to anyone other than an immediate family member or the Company’s Investment/Profit Sharing Plan and Trust, then each share of Class B Common Stock will be automatically converted into a share of Class A Common Stock. Accordingly, for each holder of Class B Common Stock the percentage of Class A Common Stock set forth in this table also reflects the Class A Common Stock into which such stockholder’s shares of Class B Common Stock are convertible. However, these converted shares are not used to calculate such percentages for any other stockholder in this table. The percentage of Class A Common Stock held by all directors and executive officers as a group also reflects the conversion into Class A Common Stock of each share of Class B Common Stock held by each director and executive officer.

(5)	Constitutes shares of Class A Common Stock held by Mr. Russell’s spouse through a dividend reinvestment plan.

(6)	Includes 501 shares of Class A Common Stock held by Ms. Sharp’s minor children.

(7)	Includes 100,000 shares issuable upon the exercise of stock options, which are currently exercisable.

(8)	Includes 10,000 shares issuable upon the exercise of stock options, which are currently exercisable.

(9)	The address of this beneficial owner is Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580.

(10)	The information as to Mario J. Gabelli includes Marc J. Gabelli and entities controlled directly or indirectly by Mario or Marc Gabelli (“Gabelli Entities”) and is derived from a statement on Form 13D dated April 24, 2002 filed with the Commission pursuant to Section 13(d) of the Exchange Act. Such statement discloses that (i) Mr. Gabelli is the chief investment officer for most of the Gabelli Entities signing such statements and is deemed to have beneficial ownership of the shares owned by all Gabelli Entities, (ii) Mr. Gabelli and the Gabelli Entities do not admit that they constitute a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder and (iii) Mr. Gabelli and the Gabelli Entities have the sole power to vote and dispose of all the shares of which they are beneficial owners (unless the aggregate voting interest of all Gabelli Entities exceeds 25% of the Company’s total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of the Gabelli Entities would have the sole voting power to vote certain of the shares of Class A Common Stock). The Gabelli Entities which beneficially own shares of the Company’s Class A Common Stock are registered investment advisors and beneficially own such shares in an agent capacity.

(11)	The address of this beneficial owner is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(12)	The information as to Dimensional Fund Advisors, Inc. (“Dimensional”) is derived from a statement on Form 13F filed with the Commission on November 8, 2002. This statement discloses that Dimensional possesses sole voting and/or investment power over such shares.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of September 28, 2002 with respect to our shares of Class A Common Stock that may be issued under our existing equity compensation plans.

	(a)	(b)	(c)
	Number of	Weighted-	Number of Common Shares
	Common Shares	Average	Remaining Available for
	to be Issued	Exercise	Future Issuance Under
	Upon Exercise of	Price of	Equity Compensation Plans
	Outstanding	Outstanding	(Excluding Common Shares)
Plan Category	Options	Options	Reflected in Column (a))

Equity compensation plans approved by stockholders(1)	3,273,800	$12.58	4,316,200

(1)	All shares relate to the Amended and Restated Non-qualified 1997 Stock Option Plan.

      The Company does not have any equity compensation plans not approved by its stockholders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      See “Compensation Committee Interlocks and Insider Participation in Compensation Decisions.”

      Other than the transactions of the nature described or referred to under the heading “Compensation Committee Interlocks and Insider Participation in Compensation Decisions,” the Company does not intend to enter into any transactions in the future with or involving any of its officers or Directors or any members of their immediate family on terms that would be less favorable to the Company than those that would be available from unaffiliated third parties in arms-length transactions.

RELATIONSHIP WITH INDEPENDENT AUDITORS

      The Company’s Audit/Compensation Committee has selected Ernst & Young LLP as the independent auditors for the Company and its subsidiaries for the 2003 fiscal year. Ernst & Young LLP has served as the independent auditors for the Company and its subsidiaries since March 1989. Representatives of Ernst & Young LLP are expected to be present at the 2003 Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will respond to appropriate questions.

Audit Fees

      Fees for the last annual audit were $196,000 and all other fees were $208,000, including audit related services of $125,000 and nonaudit services of $83,000. Audit fees include all fees for services in connection with the annual audit and reviews of quarterly financial statements for the Company. Audit related fees include fees and expenses for audits of the Company’s benefit plans, the review of certain documents the Company filed with the Securities and Exchange Commission, and the preparation of the comfort letters for the offering of the Company’s $250 million aggregate principal amount of 8 7/8% Senior Subordinated Notes due 2011. There were no fees paid to Ernst & Young LLP for financial information systems design and implementation.

OTHER MATTERS

Solicitation of Proxies

      The Company will solicit proxies for the Annual Meeting by mail. The Company will bear the cost of preparing, assembling, printing, mailing and soliciting proxy solicitation materials. The Company’s officers and regular employees may also solicit proxies in person or by telephone, but they will not be specially compensated for such services. The Company’s regularly retained investor relations firm, Corporate Communications, Inc., may also solicit proxies by telephone and mail. The Company will not pay Corporate Communications, Inc. a separate fee for any such proxy solicitations. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in forwarding proxy solicitation materials to the beneficial owners of Common Stock held of record by them.

Stockholders’ Proposals for the 2004 Annual Meeting

      The Company plans to hold its 2004 Annual Meeting of Stockholders in February or early March. Any proposal that a stockholder wants to be presented at the 2004 Annual Meeting of Stockholders must be received by the Secretary no later than September 17, 2003 or the proposal will automatically be excluded from proxy materials for that meeting. Such proposals must be received by the Secretary at the Company’s principal office, the address of which is set forth on page 1 of this Proxy Statement, and must meet the requirements of the regulations of the Securities and Exchange Commission to be eligible to be included in the proxy materials for the Company’s 2004 Annual Meeting.

      Further, any stockholder proposal for which the Company does not receive notice on or before December 1, 2003 shall be subject to the discretionary vote of the proxy holders at the 2004 Annual Meeting of Stockholders.

Action on Other Matters at the 2003 Annual Meeting

      If notice of a stockholder proposal that has not been submitted to be included in this Proxy Statement was not received by the Company on or before November 27, 2002, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. No proposals had been received as of that date.

      At this time, the Company does not know of any matters to be presented for action at the 2003 Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement. If any other matter comes before the Annual Meeting, it is intended that the persons who are named in the proxies will vote the shares represented by effective proxies in their discretion.

Section 16(a) Beneficial Ownership Reporting Compliance

      Pursuant to Section 16(a) of the Exchange Act, the Company is required to identify any Reporting Person (as defined below) that failed to file on a timely basis with the Securities and Exchange Commission any report that was required to be filed during fiscal 2002 with the SEC pursuant to Section 16(a) of the Exchange Act. Such required filings include a Form 3 (an initial report of beneficial ownership of Common Stock) and a Form 4 and Form 5 (which reflect changes in beneficial ownership of Common Stock). For purposes of this Proxy Statement, a “Reporting Person” is a person who at any time during fiscal 2002 was (a) a director of the Company, (b) an executive officer of the Company or its subsidiaries, (c) a beneficial owner of more than 10% of the Class A Common Stock or Class B Common Stock or (d) any other person who was subject to Section 16 of the Exchange Act with respect to the Company. Based solely on a review of such Forms 3, 4 and 5 and all amendments thereto that were furnished to the Company by the Reporting Persons known to the Company, as required by Rule 16a-3(e), no Reporting Person who was required to comply with Section 16(a) of the Exchange Act failed to comply with such requirements during fiscal 2002.

Incorporation by Reference to This Proxy Statement

      The Audit Committee Report and the Report on Executive Compensation set forth on pages 7 through 11 of this Proxy Statement and the graph and related data set forth under the heading “Stock Price Performance Graph” on pages 12 and 13 of this Proxy Statement shall not be deemed to be incorporated by reference into any report, statement or other filing made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, or in any related prospectus that incorporates this Proxy Statement by reference, in whole or in part, notwithstanding anything to the contrary set forth therein.

Availability of Form 10-K

      Upon written request, the Company will provide, without charge, to stockholders that are entitled to receive this Proxy Statement a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2002, as filed with the Securities and Exchange Commission (including the financial statements and related schedules, but not including the exhibits thereto, which will be provided upon written request at the stockholder’s expense). Requests for copies should be directed to Brenda S. Tudor, Vice President-Finance and Chief Financial Officer, at Ingles Markets, Incorporated, P.O. Box 6676, Asheville, North Carolina 28816, or by telephone at (828) 669-2941, ext. 223.

      STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED WITH RESPECT TO THE MATTERS IDENTIFIED ON THE PROXY CARD(S) IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY CARD(S).

By Order of the Board of Directors

Robert P. Ingle
Chairman of the Board

APPENDIX A

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

INTRODUCTION

      Ingles Markets, Incorporated’s executive management is primarily responsible for the completeness and accuracy of its financial reporting and the adequacy of its internal financial and operating controls. Its Board of Directors has general responsibility to oversee management’s exercise of these responsibilities. To assist the Board, the Corporation has established, through its bylaws, an Audit Committee whose authority and responsibilities are described by this Charter.

PURPOSE

      This Charter is created in order to define the Audit Committee’s objectives, the range of its authority, the scope of its activities and its duties and responsibilities. It is intended to give Audit Committee members, management and external auditors a clear understanding of their respective roles. The Audit Committee and the Board of Directors will review and assess the adequacy of this Charter annually.

MISSION STATEMENT

      The Audit Committee is charged with oversight responsibility for the (i) financial reporting process, the system of internal controls and the audit process and (ii) the independent auditors. In carrying out this purpose, the Committee will maintain and facilitate free and open communication between directors, the independent auditors and the financial management of the Corporation.

GENERAL GUIDELINES

Size, Composition and Term of Appointment

      The Audit Committee shall consist of no fewer than three directors each of whom are independent as defined by the National Association of Securities Dealers through the rules and regulations of The Nasdaq Stock Market, Inc. (“Nasdaq”), as adopted from time to time, and the Sarbanes-Oxley Act of 2002. Further, no member of the Audit Committee may own or control more than (i) 19.9% of the voting power of the Company’s Class A Common Stock and Class B Common Stock on a combined basis or (ii) 19.9% of the outstanding Class A Common Stock; provided that, if the Securities and Exchange Commission (“SEC”) shall adopt rules requiring a lower percentage of ownership for audit committee members, such 19.9% shall automatically be reduced to such lower percentage. Each member shall be financially literate and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, at the time of their appointment and at least one member shall be a financial expert who shall have accounting or related financial management expertise as defined by the relevant rules promulgated by the Financial Accounting Standards Board (“FASB”), the SEC, and Nasdaq or other regulatory body. The Board of Directors shall appoint the Audit Committee’s Chairperson and members annually.

Meetings

      The Committee will meet on a quarterly basis in connection with the quarterly meetings of the Board of Directors and special meetings may be called when circumstances require, including upon the request of the external auditors.

Oversight by the Board of Directors

      The Committee will report its activities to the full Board on a regular basis so that the Board is kept informed of its activities on a current basis. The Committee will perform all duties determined by the Board.

      The Board will determine annually that the Committee’s members are independent, as defined by the Sarbanes-Oxley Act of 2002 and by the relevant rules promulgated by FASB, the SEC and the Nasdaq, and that the Committee has fulfilled its duties and responsibilities.

Authority

      The Committee derives its authority from the By-Laws of the Corporation and is hereby given all resources and authority necessary to properly discharge its duties and responsibilities.

      The Committee acts on the Board’s behalf in the matters outlined below.

External Auditors

      The Committee, as representatives of the shareholders, has the sole authority to select, appoint, evaluate, determine funding for and, where appropriate, replace the independent auditors, or to nominate the independent auditors to be proposed for shareholder approval in the proxy statement. The Committee will consider management’s recommendations in connection with the appointment of the independent auditors. The Committee will review with management the performance, appointment and/or termination of the independent auditors.

      The Committee shall give prior approval of all audit services and any non-audit services permissible pursuant to the Sarbanes-Oxley Act of 2002 to be performed by the independent auditors for the Company at any time.

      The Committee will ensure that the independent auditors provide a formal written statement to the Committee setting forth all relationships between the independent auditors and the Company, consistent with the Independence Standards Board Standard No. 1. The Committee will discuss with the independent auditors any disclosed relationships or services which may impact the objectivity and independence of the independent auditors. The Committee will take, or recommend that the full Board take, appropriate action to ensure the independence of the independent auditors.

      The Committee will review with management and the independent auditors the annual audit scope and approach, critical accounting policies, audit conclusions regarding significant accounting estimates/reserves, and proposed fee arrangements for ongoing and special projects.

      The Committee will review with management and the independent auditors their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

      The Committee will review with management and the independent auditors the Company’s compliance with laws and regulations having to do with accounting and financial matters.

      The Committee and the Board of Directors should consider whether the independent auditors should meet with the full Board to discuss any matters relative to the financial statements and/or any potentially relevant matters, and to answer any questions that other directors may have.

Financial Statements

      The Committee will review with management and the independent auditors, the Company’s interim and year-end financial statements, including management’s discussion and analysis, and audit findings (including any significant suggestions for improvements provided to management by the Internal Audit Director, if any, and the independent auditors). Such review will include a discussion of significant adjustments recorded or adjustments passed and will conform with the requirements of SAS 61. Following such review, the Committee will recommend to the Board whether the audited financial statements should be included in the Corporation’s annual report on Form 10-K.

      The Committee will request from financial management and the independent auditors, a briefing on any significant accounting and reporting issues, including any changes in accounting standards or rules promulgated by the FASB, SEC or other regulatory bodies, that have an effect on the financial statements.

      The Committee will inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.

      The Committee will inquire of management and the independent auditors if there were any significant financial accounting or reporting issues discussed during the accounting period and, if so, how they were resolved or if not resolved, inquire as to the disagreements.

      The members of the Committee will discuss among themselves, without management or the independent auditors present, the quality of the accounting principles applied in the preparation of the Company’s financial statements and significant judgments affecting the financial statements; and the independent auditors’ view of the quality of those principles and such judgments.

Private Discussions with Independent Auditors

      The Committee will meet privately with the independent auditors at least once a year to request their opinion on various matters including the quality of the Company’s accounting principles as applied in its financial reporting, and the quality and performance of its financial and accounting personnel.

      The Committee will also discuss privately with the independent auditors any issues required from time to time by rules of the SEC, FASB and Nasdaq.

Post-Audit Review

      The Committee will review with management and the independent auditors the annual Management Letter comments and management’s responses to each.

      The Committee will ask the independent auditors what their greatest concerns were (including any serious difficulties encountered) and if they believe anything else should be discussed with the Committee that has not been raised or covered elsewhere.

Litigation

      The Committee will discuss/review with management, company counsel, and the independent auditors the substance of any significant issues raised by counsel concerning litigation, contingencies, claims or assessments. The Committee should understand how such matters are reflected in the Company’s financial statements.

Other

      The Committee will review the internal accounting function of the Corporation.

      The Committee will review and approve all related-party transactions contemplated by the Corporation.

      The Committee will initiate the investigation of any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

      The Committee shall have the authority to engage and determine funding for independent counsel and other advisors to it as it deems necessary and appropriate.

      The Committee will prepare a report for inclusion in the Corporation’s proxy statement for its annual meeting of shareholders describing the activities in which it has engaged during the prior year pursuant to its charter. The report will address all issues then required by the rules of the SEC.

      The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and shall ensure that such complaints are treated confidentially and anonymously and that all such procedures are complied with.

INGLES MARKETS, INCORPORATED

Annual Meeting of Stockholders
February 11, 2003

CLASS A

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 11, 2003

INGLES MARKETS, INCORPORATED

     The undersigned hereby appoints Robert P. Ingle and Brenda S. Tudor, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock held of record by the undersigned on January 6, 2003, at the Annual Meeting of Stockholders of Ingles Markets, Incorporated to be held on February 11, 2003, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

1.    ELECTION OF DIRECTORS:

☐	FOR all nominees listed below (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)

John O. Pollard; J. Alton Wingate; Charles L. Gaither, Jr.

2.    In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE FOR DIRECTOR.

(Continued on other side)

(Continued from other side)

INGLES MARKETS, INCORPORATED

PROXY

The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders to be held February 11, 2003.

Dated:	, 2003

(SEAL)

(SEAL)

(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.)
PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
I PLAN TO ATTEND

INGLES MARKETS, INCORPORATED

Annual Meeting of Stockholders
February 11, 2003

CLASS B

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 11, 2003

INGLES MARKETS, INCORPORATED

     The undersigned hereby appoints Robert P. Ingle and Brenda S. Tudor, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Class B Common Stock held of record by the undersigned on January 6, 2003, at the Annual Meeting of the Stockholders of Ingles Markets, Incorporated to be held on February 11, 2003, at 1:00 P.M. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

1.    ELECTION OF DIRECTORS:

☐	FOR all nominees listed below (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)

Anthony S. Federico; Robert P. Ingle; Robert P. Ingle, II; Charles E. Russell; Laura Ingle Sharp; Brenda S. Tudor

2.    In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE FOR DIRECTOR.

(Continued on other side)

(Continued from other side)

INGLES MARKETS, INCORPORATED

PROXY

The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Stockholders to be held February 11, 2003.

Dated:	, 2003

(SEAL)

(SEAL)

(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.)
PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
I PLAN TO ATTEND _____